UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 16, 2016
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NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________

DELAWARE	1-16411	No. 80-0640649
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)
2980 Fairview Park Drive, Falls Church, Virginia 22042
www.northropgrumman.com
(Address of principal executive offices and internet site)
(703) 280-2900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 9.01 Financial Statements and Exhibits	3
SIGNATURE	4
EXHIBIT INDEX	5

EXHIBIT 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2016, the Board of Directors of Northrop Grumman Corporation (the “Company”) elected Ann M. Fudge to the Board of Directors effective March 17, 2016. Ms. Fudge served as the Chairman and Chief Executive Officer of Young & Rubicam Brands at WPP Group PLC, a global marketing communications network, from May 2003 to December 2006. Prior to joining Young & Rubicam, Ms. Fudge served in a number of leadership positions at Kraft Foods, including President of Beverages, Desserts and Post Divisions, and President of Maxwell House Coffee and Kraft General Foods. Ms. Fudge serves as a director of Unilever NV and Novartis AG, and served as a director of General Electric Company and Infosys Limited during the last five years. Ms. Fudge previously served as a director of Marriott International and Honeywell International. Ms. Fudge also serves as a Trustee of WGBH Public Media, the Rockefeller Foundation, the Brookings Institution and the Council of Foreign Relations. It has not yet been determined on which committees Ms. Fudge will serve.

Ms. Fudge is entitled to receive an annual cash retainer of $122,500 per year. In addition, in May 2016 Ms. Fudge will receive an annual equity grant of $140,000 in deferred stock units that will vest on the one year anniversary of the grant date. The deferred stock units will be paid out on (A) the earlier of (i) the beginning of a specified calendar year after the vesting date or (ii) at the conclusion of her board service, or (B) the vesting date, as Ms. Fudge may elect. Ms. Fudge’s retainer fees will be prorated for 2016.

On March 16, 2016, the Board of Directors also approved an increase in the size of the Board from 12 members to 13 members.

A copy of the Company’s press release announcing the election of Ms. Fudge is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release (“Northrop Grumman Elects Ann Marie Fudge to Its Board of Directors”), dated March 17, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION (Registrant)

By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey Corporate Vice President and Secretary
Date: March 17, 2016

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release (“Northrop Grumman Elects Ann Marie Fudge to Its Board of Directors”), dated March 17, 2016.

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